EXHIBIT 10.1

VECTOR INTERSECT SECURITY ACQUISITION CORP.

INVESTOR SUBSCRIPTION AGREEMENT

This Investor Subscription Agreement (this “Agreement”) has been executed by the undersigned subscriber (the “Investor”). Upon its acceptance by Vector Security Intersect Acquisition Corp., a Delaware corporation (the “Company”), it will be an agreement, dated the date of such acceptance, by and between the Investor and the Company.

WHEREAS, the Investor desires to purchase the number of shares of Common Stock (THE “Shares”) and the number of warrants to purchase the Common Stock (in the form attached hereto as Exhibit A, the “Warrants”)) set forth on the Company’s acceptance signature page hereto (the “Securities”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Investor and the Company agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. (a) As used in this Agreement, the following terms shall each have the respective meanings set forth in this Article.

“Board of Directors” shall mean the Board of Directors of the Company.

“Closing” shall mean the consummation of the purchase and sale of Securities as contemplated by this Agreement.

“Closing Date” shall mean the date on which the Closing occurs.

“Common Stock” shall mean the common stock of the Company, par value $.001 per share.

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended, and the rules promulgation thereunder.

“Initial Prospectus” shall mean the prospectus included in and made a part of the Initial Registration Statement.

“Initial Registration Statement” shall mean the registration statement of the Company (File No333-127644) on Form S-1 under the Securities Act, effective on April 25 2007.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules promulgated thereunder.

ARTICLE II

PURCHASE AND SALE OF STOCK

SECTION 2.1 Covenants of Purchase and Sale. Subject to and upon the terms and conditions hereof, the Investor hereby irrevocably subscribes for and agrees to purchase from the Company such number of the Securities as set forth in the Company’s acceptance on the signature page of this Agreement and, upon acceptance by the Company of the Investor’s subscription, the Company shall sell the Securities to the Investor. Subject to the terms and conditions hereof, the Investor’s obligation to subscribe and pay for its Securities shall be complete and binding upon the execution and delivery of this Agreement.

SECTION 2.2 Closing. At the closing, which will take place at the offices of Loeb & Loeb LLP, counsel to the Company two business days prior to the scheduled closing date of the Company’s transaction with Cyalume Light Technologies, Inc. (the “Acquisition”), but after all required approvals from the stockholders and Board of Directors of the Company have been obtained with respect to the Acquisition, the Investor will pay the Company the amount of money specified on the signature page hereto and the Company shall issue to the Investor the Securities specified on the signature page hereto (the “Closing”).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

SECTION 3.1 Representations and Warranties of the Investor. (a) The Investor represents and warrants to and agrees with the Company that each of the following statements will be true on the date hereof and the :

(a) The Investor, if a juridical entity, has been duly formed and is validly existing in the state of its formation with all requisite power and authority to enter into this Agreement, to carry out the provisions and conditions hereof, and to consummate the transactions contemplated hereby;

(b) The execution, delivery and performance of this Agreement by the Investor has been authorized by all necessary action and this Agreement is a legal, valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

(c) The Investor is acquiring the Securities for the Investor’s own account as principal and not with a view to, or for, resale, distribution or fractionalization thereof, in whole, or in part, subject, however, to any requirement of law that the disposition of such Investor’s property shall at all times be within its control, and no other person has or will have a direct or indirect beneficial interest in such Securities;

(d) The Investor understands that (i) it must bear the economic risk of an investment in the Securities for an indefinite period of time because, among other reasons, the offer and sale of the Securities are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and are intended to be exempt from registration under any applicable state securities laws, and (ii) notwithstanding the consent of the Company, the Securities may not be sold, transferred, hypothecated or pledged, except pursuant to an effective registration statement under the Securities Act and under any applicable state securities law, or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws, in all cases established to the satisfaction of the Company, and that the Company is under no obligation to register the Securities or to assist such Investor in complying with any exemption from the registration thereof;

(e) The Investor (i) has been furnished with, and hereby acknowledges the receipt of, a copy of the documents which have been provided to the Investor upon the Investor’s request concerning the Company, (ii) is an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act (which definition is set forth on Exhibit B hereto), (iii) understands the risks of, and other considerations relating to, a purchase of the Securities and has read the Risk Factors relating to the Company contained in the Company’s Preliminary Proxy Statement filed with the SEC on August 21, 2008, (iv) understands that, to the extent that any information set forth in the material previously presented to it is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall prevail and supersede such prior information, and (v) the Investor has been given the opportunity to obtain such additional information that it believes is necessary to verify the accuracy of the information contained in the documents referred to in clause (i), above;

(f) The Investor has such knowledge and experience in financial affairs such that it is capable of evaluating the merits and risks of purchasing the Securities, and the Investor has not relied in connection with this investment upon any representations, warranties or agreements other than those set forth in this Agreement;

(g) With respect to the tax and other economic considerations related to this investment, the Investor has relied only on the advice of the Investor’s own tax, legal, accounting and financial advisers;

(h) The Investor consents to the placement of a legend on any certificate or other document evidencing the Securities;

(i) The Investor represents that the address furnished by the Investor in the Investor Questionnaire attached hereto as Exhibit C is the Investor’s principal residence if he is an individual or its principal business address if it is a corporation or other entity. The Investor certifies under penalties of perjury that (A) the Investor’s name, taxpayer identification or social security number and address provided in the Investor Questionnaire are correct, and (B) the Investor is not a non-resident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate (as defined in the Internal Revenue Code of 1986, as amended);

(j) The Investor represents that neither the Investor nor any person having direct or indirect beneficial interests in the Securities to be acquired pursuant to this Agreement appears on the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury or has been designated a “suspected terrorist” as defined in Executive Order 13224. The Investor further represents that the Investor does not know or have any reason to suspect that (A) the monies used to fund the Investor’s investment in the Securities have been or will be derived from or related to any illegal activities or (B) the proceeds, if any, from the Investor’s investment in the Securities will be used to finance any illegal activities. Investor further understands that Company may release information about Investor to proper authorities if Company determines that it is in the best interests of Company in light of relevant rules and regulations under the laws referenced above;

(k) The Investor understands and acknowledges that the Securities have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to the Investor and that any representation to the contrary is a criminal offense;

(l) The Investor represents that the Investor was not induced to invest in the Securities by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising; and

(m) The Investor acknowledges that the representations, warranties and agreements made by the Investor herein shall survive the execution and delivery of this Agreement and the purchase of the Securities.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

SECTION 4.1 Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Investor that each of the following statements will be true on the date hereof and the closing date:

(a) The Company has been duly formed and is validly existing as a corporation under the laws of the state of Delaware, with all requisite corporate power and authority to enter into this Agreement, to carry out the provisions and conditions hereof, and to consummate the transactions contemplated hereby;

(b) The Company is duly qualified to transact business and is in good standing in every jurisdiction in which the character of the business conducted by it or permitted to be conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business operations or financial condition of the Company; and

(c) The execution, delivery and performance of this Agreement by the Company has been authorized by all necessary corporate action and this Agreement is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

ARTICLE V

COVENANTS OF THE COMPANY

SECTION 5.1 Appointment of Director. The Company shall, in accordance with the Company’s By-Laws, appoint Mr. Yair Shamir to the Board of Directors, such appointment to be effective as at the time of Closing, to hold office until the next annual meeting of the Board of Directors and the appointment of his successor, or his earlier resignation or removal. Until the earlier of (i) three years after the date of the Acquisition, and (ii) the date on which the Investor owns less than 50% of the shares of Common Stock it will purchase pursuant to this Agreement, the Company’s Board of Directors will nominate Mr. Yair Shamir to be a member of its Board of Directors and include him in its slate of board members to be presented to the stockholders of the Company for election at any meeting or consent held or signed for those purposes.

ARTICLE VI

REGISTRATION RIGHTS

SECTION 6.1 Demand Rights. (i) At any time commencing upon one year from the date of this agreement, the Holder may demand registration of up to 1/3 of the Registrable Securities; (ii) at any time commencing upon eighteen months from the date of this Agreement, the Holder may demand registration of up to an additional 1/3 of the Registrable Securities; and (iii) at any time commencing upon two years from the date of this Agreement, the Holder may demand that any remaining Registrable Securities be registered for trading. The Company shall, after each such demand, use its commercially reasonable efforts to cause a registration statement to be filed pursuant to this Section to become effective as soon as reasonably practicable thereafter and shall use its commercially reasonable efforts to keep such registration effective until, subject to the terms and provisions of this Agreement, the earlier of the date when (i) all the Registrable Securities covered by the registration statement have been sold pursuant thereto or otherwise or (ii) the Registrable Securities may bepublicly sold without volume restrictions under Rule 144 (or any similar provisions then in force) of the Securities Act. For the purposes of this Agreement, the term “Registrable Securities” shall mean the Shares and the shares of Common Stock underlying the Warrants held by the investor that have not been previously sold by the Investors or registered by the Company.

SECTION 6.2 Rights to Piggyback.

(a) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act, either for the Company’s own account or for the account of any of its stockholders (other than pursuant to a Form S-4 or Form S-8 or comparable form and other than pursuant to a demand registration right granted to other persons to the extent that such rights prohibit the Company from including securities of any other person in such registration statement) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a “Piggyback Registration”), the Company will give written notice to the Investor (each a “Holder”) of such proposal not later than the tenth day following the receipt by the Company of notice of exercise of any registration rights by any persons or twenty (20) days prior to filing of a registration statement with the SEC, whichever shall be earlier.

(b) Subject to the provisions contained in Section 6.3 and in the last sentence of this paragraph (b), (A) the Company will be obligated and required to include in each Piggyback Registration (i) for which the Holder is given notice between one year and eighteen months after the date of this Agreement, up to 1/3 of the Registrable Securities, (ii) for which the Holder is given notice between eighteen months and two years after the date of this Agreement, up to and additional 1/3 of the Registrable Securities, and (iii) for which the Holder is given notice two years or more after the date of this Agreement, any remaining Registrable Securities, with respect to which, in each case, the Company shall have received, within 15 days after the date on which the Company shall have given written notice of such Piggyback Registration to the Holder, the written requests of the Holder for inclusion in such Piggyback Registration, and (B) the Company will use commercially reasonable efforts in good faith to effect promptly the registration of all such Registrable Securities. The Holder shall be permitted to withdraw all or any part of the Registrable Securities of the Holder from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration unless the Holder shall have entered into a written agreement with the Company’s underwriters establishing the terms and conditions under which the Holder would be obligated to sell such Registrable Securities in such Piggyback Registration. The Company will not be obligated or required to include any shares in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the SEC is applicable.

SECTION 6.3 Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company of a number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited (the “Underwriters’ Maximum Number”), then: , if such Piggyback Registration is initiated by the Company: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registrationwhich does not exceed the Underwriters’ Maximum Number; (ii) if the Underwriters' Maximum Number exceeds the number of securities to be sold pursuant to clause (i) above, then the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the Holder thereof to be included in such registration and which does not exceed such excess and such securities to be registered shall be allocated pro rata among the Holder and any other person to whom the Company has granted piggyback registration rights. If such Piggyback Registration is initiated by persons exercising demand registration rights, (i) persons exercising demand registration rights shall be entitled to include in such registration that number of securities which such persons propose to offer and sell that do not exceed the Underwriters’ Maximum Number; (ii) if the Underwriters' Maximum Number exceeds the number of securities to be sold pursuant to clause (i) above, then the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the Holder thereof to be included in such registration and which do not exceed such excess and such securities to be registered shall be allocated pro rata among the Holder and any other person to whom the Company has granted piggyback registration rights.

SECTION 6.4 Procedures on Registration. If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a) respond as promptly as commercially reasonable to any comments received from the SEC, and use its commercially reasonable efforts to cause such Piggyback Registration to become effective, and promptly provide to the Stockholder Representative copies of all filings and SEC letters of comment relating thereto provided that such letters do not contain material non-public information, in which case such letters may be redacted by the Company;

(b) furnish to the Holder such number of copies of the Piggyback Registration and the prospectus included therein as the Holder reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(c) use its commercially reasonable efforts to register or qualify the Holder’s Registrable Securities covered by such Piggyback Registration under the securities or “blue sky” laws of such jurisdictions within the United States as the Holder may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(d) list the Registrable Securities covered by such Piggyback Registration with any securities exchange on which the Common Stock of the Company is then listed;

(e) immediately notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Piggyback Registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(f) notify the Holder of the effectiveness of each registration statement filed.

SECTION 6.5 Selection of Underwriters. In any Piggyback Registration, the Company shall have the sole right to select the investment bankers and managing underwriters in such registration.

SECTION 6.6 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Article VI prior to the effectiveness of such registration whether or not the Holder has elected to include shares in such registration.

SECTION 6.7 Indemnification.

(a) In the event of a registration of any securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Holder, and its officers, directors and each other person, if any, who controls the Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Holder or (ii) the use by the Holder of an outdated or defective prospectus (without any Company provided supplement correcting such outdated or defective prospectus) after the Company has notified the Holder or any person in writing that such prospectus is suspended from use, outdated or defective.

(b) In the event of a registration of any securities under the Securities Act pursuant to this Agreement, the Holder will indemnify and hold harmless the Company, its subsidiaries and their respective officers, directors and each other person, if any, who controls the Company or any such subsidiary within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company, any such subsidiary or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Holder to the Company (and such information is contained in) the Registration Statement under which such Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, its subsidiaries and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Holder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished to the Company or its subsidiary by or on behalf of the Holder or (ii) arises from the failure to provide as Company provided supplement correcting an outdated or defective prospectus after the Company has notified the Holder in writing that such prospectus is suspended from use, outdated or defective, provided further, that in no case shall any the Holder be liable or responsible for any amount in excess of the net amount received by the Holder for shares sold by him, her or it pursuant to such Registration Statement.

(c) Promptly after receipt by a party entitled to claim indemnification hereunder (a “Section 6.6 Indemnified Party”) of notice of the commencement of any action, such Section 6.6 Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Section 6.6 Indemnifying Party”), notify the Section 6.6 Indemnifying Party in writing thereof, but the omission so to notify the Section 6.6 Indemnifying Party shall not relieve it from any liability which it may have to such Section 6.6 Indemnified Party other than under this Section 6.6 and shall only relieve it from any liability which it may have to such Section 6.6 Indemnified Party under this Section 6.6 if and to the extent the Section 6.6 Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Section 6.6 Indemnified Party and it shall notify the Section 6.6 Indemnifying Party of the commencement thereof, the Section 6.6 Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Section 6.6 Indemnified Party, and, after notice from the Section 6.6 Indemnifying Party to such Section 6.6 Indemnified Party of its election so to assume and undertake the defense thereof, the Section 6.6 Indemnifying Party shall not be liable to such Section 6.6 Indemnified Party under this Section 6.6 for any legal expenses subsequently incurred by such Section 6.6 Indemnified Party in connection with the defense thereof; if the Section 6.6 Indemnified Party retains its own counsel, then the Section 6.6 Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the indemnified party and the Section 6.6 Indemnifying Party and the Section 6.6 Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Section 6.6 Indemnifying Party or if the interests of the Section 6.6 Indemnified Party reasonably may be deemed to conflict with the interests of the Section 6.6 Indemnifying Party, the Section 6.6 Indemnified Party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Section 6.6 Indemnifying Party as incurred.

(d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Holder, or any officer, director or controlling person of the Holder, makes a claim for indemnification pursuant to this Section 6.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Holder or such officer, director or controlling person of the Holder in circumstances for which indemnification is provided under this Article VI; then, and in each such case, the Company and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Holder is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Holder will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1 Waiver of suit against the Trust Account. Reference is made to the Final Prospectus of Vector Intersect Security Acquisition Corp. (the “Company”), dated April 25, 2007 (the “Prospectus”). Capitalized terms used and not otherwise defined in this Section 7.1 shall have the meanings assigned to them in Prospectus.

The Investor has read the Prospectus and understand that the Company has established the Trust Fund, initially in an amount of $58,030,000 for the benefit of the Public Stockholders and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for up to a maximum of $1,500,000 of the interest earned on the amounts held in the Trust Fund, the Company may disburse monies from the Trust Fund only: (i) to its Public Stockholders in the event of the redemption of their shares or the liquidation of the Company; or (ii) to the Company and the Underwriters after consummation of a Business Combination.

For and in consideration of the Company entering into this agreement with the Investor, the Investor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund or any distributions from the Trust Fund (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, being a stockholder of the Company or any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

SECTION 7.2Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Investor or the Company in connection with the transactions contemplated by this Agreement shall survive the issue and sale of the Securities and the Common Stock issuable upon the exercise of the Warrant, notwithstanding any inquiry or investigation at any time made by or on behalf of the Investor or the Company.

SECTION 7.3 Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

SECTION 7.4 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

SECTION 7.5 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable

SECTION 7.6 Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

SECTION 7.7 Jurisdiction. Each of the parties hereto hereby irrevocably consents and submits to the jurisdiction of the Supreme Court of the State of New York and of the United States District Court for the Southern District of New York in connection with any suit, action or other proceeding arising pursuant to this Agreement, and hereby unconditionally and irrevocably waives any objection to venue in New York, New York, and agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by applicable law. Each of the parties hereto unconditionally and irrevocably WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO SEEK A JURY TRIAL in any such action, suit or other proceeding.

SECTION 7.8 Counterparts. This Agreement may be executed in any number of separate counterparts, by facsimile or other electronic transmission, each of which shall be deemed an original, but the several counterparts shall together constitute but one and the same agreement of the parties hereto.

ARTICLE VIII

SIGNATURES

The following two pages constitute the signature pages for this Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Investor Subscription Agreement effective as of the ___ day of ______, 2008.

If Investor is an entity, sign here:

CATALYST EQUITY MANAGEMENT

By: ____________________________________
Name:
Title:

(Print Name and Title of Authorized Signatory)

If Investor is an individual, sign here:

Signature: _______________________________

Print Name: ______________________________

Number of shares of Common Stock subscribed for at $8.00 per share: 593,750

Number of Warrants to Purchase Common Stock: 118,750

Aggregate Purchase Price: $4,750,000
U.S. Tax ID Number or Social Security Account Number (as applicable): ___________________________ (if none, so state)

WIRE TRANSFER INSTRUCTIONS

The wire transfer instructions for the Company’s account is as follows:

ACCEPTANCE OF SUBSCRIPTION

Accepted as to 593,750 shares of Stock and warrants to purchase 118,750 shares of stock for $4,750,000 Aggregate Purchase Price.

Date Subscription Accepted: ___________, 2008.

VECTOR INTERSECT SECURITY ACQUISITION CORP.

By:  __________________________
Name:
Title:

EXHIBIT A

FORM OF WARRANT

A-1

EXHIBIT B

EXHIBIT C

The term “accredited investor” refers to any person or entity who comes within any of the following categories or the Company reasonably believes comes within any of the following categories:

1.
Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(2) of ERISA, which is either a bank, a savings and loan association, insurance company, registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2.	Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

3.
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4.
Any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506 of Regulation D;

5.	Any natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his purchase, exceeds $1,000,000;

6.
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income in the current year; or

7.	Any entity in which all of the equity owners are accredited investors.

C-1

EXHIBIT D

VECTOR INTERSECT SECURITY ACQUISITION CORP.
INVESTOR QUESTIONNAIRE

All prospective investors in Vector Intersect Security Acquisition Corp. (the “Company”) are required to complete this questionnaire in order to purchase Common Stock. In addition, supplemental information may be required, at the Company’s discretion, in order to confirm the investor’s eligibility to invest in the Company as an accredited investor under the Securities Act of 1933, as amended (the “Act”).

Prospective investors must initial those representations applicable to the investor and hereby represents and warrants that those representations which are initialed are true and correct.
FOR INDIVIDUAL INVESTORS:

8.
Investor represents that he or she has an individual net worth, or together with his or her spouse a combined net worth, in excess of $1,000,000. For purposes of this representation, “net worth” means the excess of total assets at fair market value, including, home,* home furnishings and automobiles, over total liabilities.

9.
Investor represents that he or she had an individual income of more than $200,000 in each of the last two calendar years or joint income with his or her spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current calendar year.

FOR CORPORATIONS, PARTNERSHIPS OR LIMITED LIABILITY COMPANIES:

10.	Investor represents that it is a corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring Units with total assets in excess of $5,000,000.

*
For purposes of determining “net worth,” the principal residence owned by an individual must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. “Institutional lender” means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender upon loans secured by real property and that has such loans receivable in the amount of $2,000,000 or more.

11.
Investor represents that all of its equity owners meet the standard set out in Statement (1) above ($ 1,000,000 net worth) or Statement (2) above ($200,000 individual income or $300,000 joint income). For purposes of this representation, “net worth” means the excess of total tangible assets at current value less total liabilities. Please list below the names of all equity owners of Investor. EACH SUCH EQUITY OWNER MUST COMPLETE AN INVESTOR QUESTIONNAIRE.

Name of All Equity Owners ____________________________ ____________________________ ____________________________

FOR TRUSTS OTHER THAN EMPLOYEE BENEFIT TRUSTS:

12.
Investor represents that it has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring Units and that the investment is being directed by a sophisticated person as defined below. For purposes of this representation, a “sophisticated person” means a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

13.
Investor represents that it is (a) a bank as defined in Section 3(a)(2) of the Act, (b) acting in its fiduciary capacity as trustee, (c) subscribing for the purchase of the securities being offered on behalf of a trust.

14.
Investor represents that it is a revocable trust that may be amended or revoked at any time by its grantors and that all of its grantors meet the standard set out in Statement (1) above ($1,000,000 net worth) or statement (2) (above $200,000 individual income or $300,000 joint income). Please list below the names of all grantors. EACH SUCH GRANTOR MUST COMPLETE AN INVESTOR QUESTIONNAIRE.

Name of Grantors ____________________________ ____________________________ ____________________________

FOR EMPLOYEE BENEFIT PLAN; OR STATE PLANS:

15.
Investor represents that it is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), with respect to which the decision to invest was made by a plan fiduciary as defined in Section 3(21) of ERISA that is a bank, savings and loan association, insurance company or investment adviser registered under the Investment Advisers Act of 1940, as amended (the “1940 Act”).

16.	Investor represents that it is an employee benefit plan within the meaning of Title I of ERISA and it has total assets in excess of $5,000,000.

17.
Investor represents that it is a self-directed plan with respect to which the decision to invest was made solely by persons who are “accredited investors” within the meaning of Regulation D under the Act.

18.
Investor represents that it is a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and that it has total assets in excess of $5,000,000.

FOR CHARITABLE ORGANIZATIONS:

19.	Investor represents that it is an organization described in Section 501(c)(3) of the Code not formed for the specific purpose of acquiring Units with total assets in excess of $5,000,000.

OTHER ACCREDITED INVESTORS:

20.
Investor represents that it is either a non-resident alien of the United States, a foreign entity (i.e., not formed under the laws of any state of the United States or its territories) or a bank as defined in Section 3 (a)(2) of the Act whether acting in its individual or fiduciary capacity.

21.	Investor represents that it is a savings and loan association or other institution specified in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity.

22.	Investor represents that it is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

23.	Investor represents that it is an insurance company as defined in Section 2(13) of the Act.

24.	Investor represents that it is an investment company registered under the 1940 Act.

25.	Investor represents that it is a business development company as defined in Section 2(a)(48) of the 1940 Act.

26.
Investor represents that it is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

27.	Investor represents that it is a private business development company as defined in Section 202(a)(22) of the 1940 Act.

A. Primary Contact Person for General Notices:

Name: _______________________________________
Address: _____________________________________
                     _______________________________________
Telephone: ___________________________________
Fax: _________________________________________
E-mail: _______________________________________

B. Contact Person for Financial Information and Reporting (including quarterly and annual financial reports), Distributions and Tax Matters (including Form K-1) if different from A, above:

Name: _______________________________________
Address: _____________________________________
____________________________________________
Telephone: ___________________________________
Fax: _________________________________________
E-mail: _______________________________________

C. Address of Investor (if different from A, above):
_______________________________________
_______________________________________
_______________________________________

For distributions of cash, please wire funds to the following bank account:

Bank Name: ___________________________________
Bank Location: ________________________________
Account Number: ______________________________
For further credit to (if any): _______________________
Reference: ____________________________________

For distributions in kind, please credit securities to my brokerage account at the following firm:

Firm Name: ____________________________________
Address: _____________________________________
Account Name: ________________________________
Account Number: ______________________________
DTC Number: _________________________________

Dated: ___________, 2008
_______________________________________________
Name, if individual

________________________________________________
Signature, if individual

________________________________________________
Name, if Entity

By: _____________________________________________

Title: ____________________________________________